                                                            Exhibit 10.12(a)
PETER HOWARD-DOBSON Managing Director, Partner Services

                                                  [MERCURY COMMUNICATIONS LOGO]

11 November 1996                                  MERCURY COMMUNICATIONS LTD.
                                                  New Mercury House
                                                  26 Red Lion Square
                                                  London WC1R 4HQ

                                                  //Direct Tel: (0171) 528 2466
                                                  //Direct Fax: (0171) 528 2392

NYNEX CableComms Limited
The Tolworth Tower
Ewell Road
Surbiton
Surrey  KT6 7ED

Dear Mr Repp

I am writing with the intention of agreeing the terms for settlement of backdating claims in respect of the services detailed in the attached Schedule. The applicable terms are as detailed in the attached Schedule.

I have attached a second copy of this letter, including the Schedule and would be grateful if you could sign both copies of the letter and attachment to indicate NYNEX's acceptance of these terms and return one copy to me.

Yours sincerely

/s/ Peter Howard-Dobson
------------------------------------
Peter Howard-Dobson                       Date: 13.11.96
Managing Director, Partner Services

For and on behalf of
Mercury Communications Limited






Agreed and accepted                       Date: 21.11.96
/s/ [illegible]

For and on behalf of
NYNEX CableComms Limited
and as agent and on behalf of
each of the 16 franchise companies
specified in Annex 1 to the
attached Schedule


                                              //Mobile:      (0836) 332932
                                              //Switchboard: (0171) 528 2000
                                              //E-Mail:
                                               peter.howard-dobson@mercury.co.uk


Registered in England Number: 154-1957,
Registered Office: New Mercury House, 26 Red Lion Square, London WC1R 4HQ

                                   [LOGO] A MEMBER OF THE CABLE & WIRELESS GROUP

SCHEDULE

(Schedule to the letter dated 11 November 1996)

1.   SETTLEMENT OF CLAIMS

     1.1 Mercury Communications Limited ("Mercury") shall pay to NYNEX CableComms Limited pound sterling 220,000 (Two Hundred and Twenty Thousand Pounds) in full and final settlement of any and all sums owing and claims due, or allegedly due, between Mercury and NYNEX CableComms Limited and the franchise companies specified in Annex 1 to this schedule (collectively, "NYNEX") under the Marketing and Operations Agreements referred to in Annex 1 (and any amendment or variation thereof), up to, and including, 31st March, 1995.

     1.2 In addition, Mercury shall pay, to NYNEX CableComms Limited, pound sterling 394,940 (Three Hundred and Ninety Four Thousand Nine Hundred and Forty Pounds) in full and final settlement of any and all Relevant Claims between Mercury and NYNEX, as detailed in clause 2 of this schedule and for the periods specified in said clause 2.

     1.3 For the purposes of this Schedule, a "Relevant Claim" is any actual or potential claim, or sum owing, (whether known or not at the time of this Schedule) which relates to any charges, payments, rebates and / or abatements due or allegedly due either to NYNEX, or Mercury under the Marketing and Operations Agreements referred to in Annex 1 (and any amendment or variation thereof), in respect of the services specified in clause 2 of this Schedule.

2.   SERVICES FOR RELEVANT CLAIMS

2.1  National Operator Assistance Calls - 1st April, 1995 to 31st March, 1996

     The conveyance of Calls in the year 1 April 1995 to 31 March 1996, which were passed, by NYNEX, to Mercury, enabling NYNEX customers to access Mercury's national operator assistance service by dialling 100 ("95/6 National Operator Assistance Calls").

2.2  International Calls - 1st July, 1995 to 31st January, 1996

     The conveyance of Calls in the period 1 July 1995 to 31 January 1996, which were passed, by NYNEX, to Mercury, for delivery to a destination outside of the UK which is on the system of a third party ("95/6 International Calls").

2.3  Mobile Incentive Payment - 1st January, 1996 to 30th June, 1996

     The conveyance of Calls in the period 1 January 1996 to 30 June 1996, which were passed, by NYNEX, to Mercury, for delivery to any of the dial code ranges specified in the Mobile Incentive Agreement between Mercury and NYNEX and dated the same date as this Schedule ("96 Mobile Incentive Payment").



Mercury-NYNEX                    11 November 1996                     Main Body
Backdating Agreement                                                Page 1 of 3

2.4  Interest Payments

     For the avoidance of doubt, the payments referred to in clauses 1.1 and 1.2 include any claim for the payment of interest in respect of the claims specified in clause 1.1 and in respect of the services specified in clauses
     2.1 to 2.3 above.

3.   PAYMENTS

3.1  Timing and Method

     The payment referred to in clauses 1.1 and 1.2 shall be made on or before the Effective Date, by cheque, or in such other manner as the parties may agree.

3.2  VAT

     Where appropriate, value added tax (VAT) shall be added to the payment to be made under this Schedule and be paid by the party responsible for making such payment.

4.   ANNOUNCEMENTS

     The parties shall consult together as to the terms of any announcement which either of them may desire, or be obliged, to make regarding this Schedule and/or its terms and neither party shall make, or permit to be made, by any of its directors or employees or on its behalf, any such announcement without the other party's prior written consent, unless it is made pursuant to a statutory, regulatory, or Stock Exchange requirement. Where any announcement is required to be made pursuant to a statutory, regulatory, or Stock Exchange requirement, the parties will, insofar as is possible, consult together in accordance with the terms of this clause prior to the issue of any announcement.

5.   WARRANTIES

5.1  Each party warrants to the other that:

a) the execution and performance of this Schedule is within its objects and powers and has been duly authorised by all necessary corporate actions; and

b) its obligations under this Schedule constitute legal, valid and binding obligations, enforcable in accordance with the terms of this Schedule.

5.2  NYNEX CableComms Limited warrants and represents that:

a) it has been duly appointed as agent of each of the 16 franchise companies specified in Annex 1;

b) none of the appointments as agent specified in clause 5.2(a) has been revoked; and




Mercury-NYNEX                   11 November 1996                      Main Body
Backdating Agreement                                                Page 2 of 3

c) execution of this schedule by NYNEX CableComms Limited, for and on behalf of each of the 16 franchise companies specified in Annex 1, shall bind NYNEX CableComms Limited and each of the said 16 franchise companies.

5.3 Each party undertakes to the other to comply with all applicable laws and regulations to the extent relevant to this schedule.

6.   GOVERNING LAW

     This schedule shall be governed by, and construed and interpreted in accordance with, the laws of England and shall be subject to the non-exclusive jurisdiction of the English courts.

7.   GENERAL

7.1  In this Schedule

     "Calls" has the same meaning as set out in the Marketing and Operations Agreement referred to in Annex 1.

     "Effective Date" means ten working days after the signature, by NYNEX, of this Schedule.


      /s/ [illegible]                                  Date:  13.11.96
     ---------------------------------------------           -----------
     for, and on behalf of,
     Mercury Communications Limited


      /s/ [illegible]                                  Date: 21 Nov. '96
     ---------------------------------------------           -----------
     for, and on behalf of,
     NYNEX CableComms Limited
     and as agent for, and on behalf of,
     the 16 franchise companies specified in Annex 1




Mercury-NYNEX                   11 November 1996                      Main Body
Backdating Agreement                                                Page 3 of 3

ANNEX 1


                                                           Date of Marketing and
Franchise                                                  Operations Agreement

NYNEX CableComms Bolton                                          21 October 1994

NYNEX CableComms Bromley                                          20 August 1993

NYNEX CableComms Bury and Rochdale                               21 October 1994

NYNEX CableComms Cheshire                                        21 October 1994

NYNEX CableComms Derby                                           21 October 1994

NYNEX CableComms East Lancashire                                 21 October 1994

NYNEX CableComms Greater Manchester                              21 October 1994

NYNEX CableComms Macclesfield                                    21 October 1994

NYNEX CableComms Oldham and Tameside                             21 October 1994

NYNEX CableComms Solent                                           20 August 1993

NYNEX CableComms Staffordshire                                   21 October 1994

NYNEX CableComms Stockport                                       21 October 1994

NYNEX CableComms Surrey                                           20 August 1993

NYNEX CableComms Sussex                                           20 August 1993

NYNEX CableComms Wessex                                          21 October 1994

NYNEX CableComms Wirral                                          21 October 1994




Mercury-NYNEX                   11 November 1996                         Annex 1
Backdating Agreement                                                 Page 1 of 1